 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2025

NEXTNAV INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40985	87-0854654
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11911 Freedom Drive, Ste. 200
Reston, Virginia 20190		20190
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (800) 775-0982

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NN	Nasdaq Capital Market
Warrants, each to purchase one share of Common Stock	NNAVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item  2.01. Completion of Acquisition or Disposition of Assets.

As disclosed in the Current Report on Form 8-K of NextNav Inc. (the “Company”) filed on March 11, 2024, the Company and its wholly-owned subsidiary, Progeny LMS, LLC, entered into an Asset Purchase Agreement (the “Agreement”) with Telesaurus Holdings GB LLC (“Telesaurus”) and Skybridge Spectrum Foundation (“Skybridge”) on March 7, 2024, pursuant to which the Company agreed to acquire (1) Multilateration Location and Monitoring Service (“M-LMS”) licenses (the “Licenses”) issued by the Federal Communications Commission (the “FCC”) and (2) rights to a petition for reconsideration dated December 20, 2017, which, if granted, may reinstate additional M-LMS licenses previously owned by Skybridge and Telesaurus and terminated by the FCC in 2017, for an aggregate purchase price of up to $50,000,000, payable in cash and shares of common stock of the Company (together, the “Transaction”). A copy of the Agreement was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 filed with the Securities and Exchange Commission on May 8, 2024, and is incorporated herein by reference.

The Transaction closed on September 19, 2025. In connection with the closing, the Company issued $20,000,100 in shares of common stock, or 1,194,820 shares, of the Company to Northlake Crystal, LLC, a Georgia limited liability company and a Permitted Transferee (as defined in the Agreement) of Telesaurus. The Agreement provides for potential additional future consideration in the amount of $20,000,000, payable in shares of common stock of the Company, contingent upon the FCC granting additional flexibility in the use of M-LMS spectrum, including the M-LMS spectrum covered by the Licenses.

The number of shares issued at closing was determined based on the 20-day trailing volume-weighted average price of the Company’s common stock calculated as of September 18, 2025.

Pursuant to the Resale Registration Rights Agreement that the Company entered into in connection with the Transaction, the Company intends to file a resale registration statement on Form S-3 to register such shares for resale under the Securities Act of 1933, as amended, in connection with the closing.

The Company has determined that pro forma financial information giving effect to the Transaction is not required and, accordingly, is not included in this Current Report on Form 8-K and will not be provided.

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 Item 9.01. Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit	Description
2.1

Asset Purchase Agreement, dated March 7, 2024, by and among NextNav Inc., Progeny LMS, LLC, Telesaurus Holdings GB LLC and Skybridge Spectrum Foundation (incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q for the period ended March 31, 2024 filed by NextNav Inc. on May 8, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTNAV INC.

Date:	September 25, 2025	By:	/s/ James Black
Name: James Black Title: General Counsel and Secretary

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